UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2003

United Online, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-33367	77-0575839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2555 Townsgate Road
Westlake Village, California 91361
(Address of principal executive offices) (Zip Code)

Telephone: (805) 418-2000
(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS

(c)          Exhibits.

Exhibit No.	Description

99.1	Press release dated July 31, 2003

ITEM 12. RESULTS OF OPEARATIONS AND FINANCIAL CONDITION

                On July 31, 2003, United Online, Inc. issued a press release announcing its financial results for the quarter and year ended June 30, 2003 and other financial information.  A copy of the press release is furnished as Exhibit 99.1 to this report.

                The information in this report and the exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2003	UNITED ONLINE, INC.

	By:	/s/ Charles S. Hilliard
Charles S. Hilliard Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 31, 2003